UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K



                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                  March 5, 2002
                                (Date of earliest
                                 event reported)






Commission File            Name of Registrant; State of Incorporation; Address of       IRS Employer
Number                     Principal Executive Offices; and Telephone Number            Identification Number
---------------------      ---------------------------------------------------------    -------------------------
1-16169                    EXELON CORPORATION                                           23-2990190
                           (a Pennsylvania corporation)
                           10 South Dearborn Street - 37th Floor
                           P.O. Box 805379
                           Chicago, Illinois 60680-5379
                           (312) 394-4321

1-1839                     COMMONWEALTH EDISON COMPANY                                  36-0938600
                           (an Illinois corporation)
                           10 South Dearborn Street - 37th Floor
                           P.O. Box 805379
                           Chicago, Illinois 60680-5379
                           (312) 394-4321

1-1401                     PECO ENERGY COMPANY                                          23-0970240
                           (a Pennsylvania corporation)
                           P.O. Box 8699
                           2301 Market Street
                           Philadelphia, Pennsylvania 19101-8699
                           (215) 841-4000


Item 9.  Regulation FD Disclosure

On March 5, 2002, John W. Rowe, President and Co-CEO of Exelon Corporation, made a presentation to investors at the Morgan Stanley Global Electricity & Energy Conference in New York City. Attached as an exhibit to this Current Report on Form 8-K are the slides used in Mr. Rowe's presentation. In addition, the following materials were made available to investors attending the conference:

1. An Exelon executive management organizational chart (attached hereto as Exhibit 99.2);

2. An Exelon EPS estimate identifying assumptions and sensitivities (previously filed as Exhibit 99.2 to Exelon's February 13, 2002 Form 8-K concerning materials distributed at the UBS Warburg Energy and Utilities Conference);

3.   A list of Exelon-owned generation assets (attached hereto as Exhibit 99.3);

4. A list of Exelon's major long-term generation contracts and a list of AmerGen generation assets in which Exelon has 50% ownership (attached hereto as Exhibit 99.4);

5.   A list of Sithe assets (attached hereto as Exhibit 99.5); and

6.   Materials on Regulatory Initiatives in Illinois (previously included as
     Exhibit 99.5 to Exelon's Current Report on Form 8-K filed on February 13, 2002, concerning materials distributed at the UBS Warburg Energy and Utilities Conference).

This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements herein include statements about future financial and operating results of Exelon. Economic, business, competitive and/or regulatory factors affecting Exelon's businesses generally could cause actual results to differ materially from those described herein. For a discussion of the factors that could cause actual results to differ materially, please see Exelon's filings with the Securities and Exchange Commission, particularly those discussed in "Management's Discussion and Analysis of Financial Condition and Results of Operations-- Outlook" in Exelon's 2000 Annual Report. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Exelon does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this report.

EXHIBIT INDEX

Exhibit
Number                     Description

99.1     Slides used in Mr. Rowe's presentation.

99.2     Exelon executive management organizational chart.

99.3     A list of Exelon-owned generation assets.

99.4 A list of Exelon's major long-term generation contracts and a list of AmerGen generation assets in which Exelon has 50% ownership.

99.5     A list of Sithe assets.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          EXELON CORPORATION


                                          /S/  Ruth Ann M. Gillis
                                          -----------------------------------
                                          Ruth Ann M. Gillis
                                          Principal Financial Officer



March 5, 2002